UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 30, 2022

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FDCT	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

APPOINTMENT OF DIRECTORS

On September 30, 2022, the Board of Directors of FDCTech, Inc. (the “Company”) increased its board size from three to four directors and appointed Gope Kundnani, age 65, to the vacancy. Mr. Kundnani is considered independent under NYSE and NASDAQ listing standards.

Gope Kundnani

Mr. Kundnani is a seasoned entrepreneur with several decades of experience building successful businesses in the United States, the Middle East, and the United Kingdom. From May 2018 to the present, Mr. Kundnani was the founder and current Director of Alchemy Prime Markets, a financial brokerage services company regulated by the Financial Conduct Authority (FCA). From December 2018 to the present, Mr. Kundnani founded and is the Director of Blackthorn Finance Limited, an authorized payments financial services company regulated by the FCA. From May 2004 to April 2008, Mr. Kundnani was the Director of Tristar Group, responsible for investing and acquiring small retail businesses in the Texas region. From February 1999 to the present, Mr. Kundnani has been a partner and CEO of Flexo Pack, a polyethylene product manufacturer with a global customer base. Mr. Kundnani holds an undergraduate business degree from Mulund College of Commerce, Mumbai, India.

Item 7.01	Regulation FD Disclosure.

The disclosure under Item 5.02 in this report on Form 8-K is incorporated by reference herein.

Information in this report on form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

September 30, 2022	By:	/s/ Mitchell Eaglstein
Date		Mitchell Eaglstein
Chief Executive Officer
(Principal Executive Officer)